Notification of Sources of Distribution

Pursuant to Section 19(a) of the Investment Company Act of 1940

Cohen & Steers REIT and Preferred and Income Fund, Inc. (RNP)

Cohen & Steers REIT and Preferred and Income Fund, Inc. (NYSE: RNP) (the “Fund”), acting in accordance with an exemptive order received from the Securities and Exchange Commission and with approval of its Board of Directors, adopted a managed distribution policy under which the Fund intends to include long-term capital gains, where applicable, as part of the regular monthly cash distributions to its shareholders. This policy will give the Fund greater flexibility to realize long-term capital gains and to distribute those gains on a regular monthly basis.

The Board of Directors of the Fund declared a monthly distribution per share for the month of January 2026. Please review the following information and important disclosures set forth below.

Amount of Distribution	Ex-Dividend/Record Date	Payable Date

$0.136	January 13, 2026	January 30, 2026

The following table sets forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year-to-date from the sources indicated. All amounts are expressed per common share.

DISTRIBUTION ESTIMATES	January 2026		YEAR-TO-DATE (YTD) January 31, 2026*
Source	Per Share Amount	% of Current Distribution	Per Share Amount	% of 2026 Distributions

Net Investment Income	$0.0405	29.78%	$0.0405	29.78%

Net Realized Short-Term Capital Gains	$0.0000	0.00%	$0.0000	0.00%

Net Realized Long-Term Capital Gains	$0.0000	0.00%	$0.0000	0.00%

Return of Capital (or other Capital Source)	$0.0955	70.22%	$0.0955	70.22%

Total Current Distribution	$0.1360	100.00%	$0.1360	100.00%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy. The Fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’. The amounts and sources of distributions reported in this Notice are only estimates, are likely to change over time, and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The amounts and sources of distributions year-to-date may be subject to additional adjustments.

*THE FUND WILL SEND YOU A FORM 1099-DIV FOR THE CALENDAR YEAR THAT WILL TELL YOU HOW TO REPORT THESE DISTRIBUTIONS FOR FEDERAL INCOME TAX PURPOSES

The Fund’s Year-to-date Cumulative Total Return for fiscal year 2025 (January 1, 2025 through December 31, 2025) is set forth below. Shareholders should take note of the relationship between the Year-to-date Cumulative Total Return with the Fund’s Cumulative Distribution Rate for 2025. In addition, the Fund’s Average Annual Total Return for the five-year period ending December 31, 2025 is set forth below. Shareholders should note the relationship between the Average Annual Total Return with the Fund’s Current Annualized Distribution Rate for 2025. The performance and distribution rate information disclosed in the table is based on the Fund’s net asset value per share (NAV). The Fund’s NAV is calculated as the total market value of all the securities and other assets held by the Fund minus the total liabilities, divided by the total number of shares outstanding. While NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s individual investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

1166 Avenue of the Americas, New York, NY 10036-2708 Tel: 212.832.3232 Fax: 212-832-3622

Fund Performance and Distribution Rate Information:

Year-to-date January 1, 2025 to December 31, 2025

Year-to-date Cumulative Total Return[1]	5.81%

Cumulative Distribution Rate[2]	0.66%

Five-year period ending December 31, 2025

Average Annual Total Return[3]	5.76%

Current Annualized Distribution Rate[4]	7.91%

1.	Year-to-date Cumulative Total Return is the percentage change in the Fund’s NAV over the year-to-date time period including distributions paid and assuming reinvestment of those distributions.

2.

Cumulative Distribution Rate for the Fund’s current fiscal period (January 1, 2026 through January 31, 2026) measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of December 31, 2025.

3.

Average Annual Total Return represents the compound average of the Annual NAV Total Returns of the Fund for the five-year period ending December 31, 2025. Annual NAV Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of those distributions.

4.	The Current Annualized Distribution Rate is the current fiscal period’s distribution rate annualized as a percentage of the Fund’s NAV as of December 31, 2025.

Investors should consider the investment objectives, risks, charges and expense of the Fund carefully before investing. You can obtain the Fund’s most recent periodic reports, when available, and other regulatory filings by contacting your financial advisor or visiting cohenandsteers.com. These reports and other filings can be found on the Securities and Exchange Commission’s EDGAR Database. You should read these reports and other filings carefully before investing.

Shareholders should not use the information provided here in preparing their tax returns. Shareholders will receive a Form 1099-DIV for the calendar year indicating how to report Fund distributions for federal income tax purposes.

Notification of Sources of Distribution

Pursuant to Section 19(a) of the Investment Company Act of 1940

Cohen & Steers REIT and Preferred and Income Fund, Inc. (RNP)

Cohen & Steers REIT and Preferred and Income Fund, Inc. (NYSE: RNP) (the “Fund”), acting in accordance with an exemptive order received from the Securities and Exchange Commission and with approval of its Board of Directors, adopted a managed distribution policy under which the Fund intends to include long-term capital gains, where applicable, as part of the regular monthly cash distributions to its shareholders. This policy will give the Fund greater flexibility to realize long-term capital gains and to distribute those gains on a regular monthly basis.

The Board of Directors of the Fund declared a monthly distribution per share for the month of February 2026. Please review the following information and important disclosures set forth below.

Amount of Distribution	Ex-Dividend/Record Date	Payable Date

$0.136	February 10, 2026	February 27, 2026

The following table sets forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year-to-date from the sources indicated. All amounts are expressed per common share.

DISTRIBUTION ESTIMATES	February 2026		YEAR-TO-DATE (YTD) February 28, 2026*
Source	Per Share Amount	% of Current Distribution	Per Share Amount	% of 2026 Distributions

Net Investment Income	$0.0531	39.04%	$0.0936	34.41%

Net Realized Short-Term Capital Gains	$0.0000	0.00%	$0.0000	0.00%

Net Realized Long-Term Capital Gains	$0.0257	18.90%	$0.0257	9.45%

Return of Capital (or other Capital Source)	$0.0572	42.06%	$0.1527	56.14%

Total Current Distribution	$0.1360	100.00%	$0.2720	100.00%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy. The Fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’. The amounts and sources of distributions reported in this Notice are only estimates, are likely to change over time, and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The amounts and sources of distributions year-to-date may be subject to additional adjustments.

*THE FUND WILL SEND YOU A FORM 1099-DIV FOR THE CALENDAR YEAR THAT WILL TELL YOU HOW TO REPORT THESE DISTRIBUTIONS FOR FEDERAL INCOME TAX PURPOSES

The Fund’s Year-to-date Cumulative Total Return for fiscal year 2026 (January 1, 2026 through January 31, 2026) is set forth below. Shareholders should take note of the relationship between the Year-to-date Cumulative Total Return with the Fund’s Cumulative Distribution Rate for 2026. In addition, the Fund’s Average Annual Total Return for the five-year period ending January 31, 2026 is set forth below. Shareholders should note the relationship between the Average Annual Total Return with the Fund’s Current Annualized Distribution Rate for 2026. The performance and distribution rate information disclosed in the table is based on the Fund’s net asset value per share (NAV). The Fund’s NAV is calculated as the total market value of all the securities and other assets held by the Fund minus the total liabilities, divided by the total number of shares outstanding. While NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s individual investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

1166 Avenue of the Americas, New York, NY 10036-2708 Tel: 212.832.3232 Fax: 212-832-3622

Fund Performance and Distribution Rate Information:

Year-to-date January 1, 2026 to January 31, 2026

Year-to-date Cumulative Total Return[1]	2.18%

Cumulative Distribution Rate[2]	1.30%

Five-year period ending January 31, 2026

Average Annual Total Return[3]	6.43%

Current Annualized Distribution Rate[4]	7.79%

1.	Year-to-date Cumulative Total Return is the percentage change in the Fund’s NAV over the year-to-date time period including distributions paid and assuming reinvestment of those distributions.

2.

Cumulative Distribution Rate for the Fund’s current fiscal period (January 1, 2026 through February 28, 2026) measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of January 31, 2026.

3.

Average Annual Total Return represents the compound average of the Annual NAV Total Returns of the Fund for the five-year period ending January 31, 2026. Annual NAV Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of those distributions.

4.	The Current Annualized Distribution Rate is the current fiscal period’s distribution rate annualized as a percentage of the Fund’s NAV as of January 31, 2026.

Investors should consider the investment objectives, risks, charges and expense of the Fund carefully before investing. You can obtain the Fund’s most recent periodic reports, when available, and other regulatory filings by contacting your financial advisor or visiting cohenandsteers.com. These reports and other filings can be found on the Securities and Exchange Commission’s EDGAR Database. You should read these reports and other filings carefully before investing.

Shareholders should not use the information provided here in preparing their tax returns. Shareholders will receive a Form 1099-DIV for the calendar year indicating how to report Fund distributions for federal income tax purposes.

Notification of Sources of Distribution

Pursuant to Section 19(a) of the Investment Company Act of 1940

Cohen & Steers REIT and Preferred and Income Fund, Inc. (RNP)

Cohen & Steers REIT and Preferred and Income Fund, Inc. (NYSE: RNP) (the “Fund”), acting in accordance with an exemptive order received from the Securities and Exchange Commission and with approval of its Board of Directors, adopted a managed distribution policy under which the Fund intends to include long-term capital gains, where applicable, as part of the regular monthly cash distributions to its shareholders. This policy will give the Fund greater flexibility to realize long-term capital gains and to distribute those gains on a regular monthly basis.

The Board of Directors of the Fund declared a monthly distribution per share for the month of March 2026. Please review the following information and important disclosures set forth below.

Amount of Distribution	Ex-Dividend/Record Date	Payable Date

$0.1360	March 10, 2026	March 31, 2026

The following table sets forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year-to-date from the sources indicated in the table. All amounts are expressed per common share.

DISTRIBUTION ESTIMATES	March 2026		YEAR-TO-DATE (YTD) March 31, 2026*
Source	Per Share Amount	% of Current Distribution	Per Share Amount	% of 2026 Distributions

Net Investment Income	$0.0582	42.79%	$0.2174	53.28%

Net Realized Short-Term Capital Gains	$0.0366	26.91%	$0.0366	8.97%

Net Realized Long-Term Capital Gains	$0.0412	30.30%	$0.0669	16.40%

Return of Capital (or other Capital Source)	$0.0000	0.00%	$0.0871	21.35%

Total Current Distribution	$0.1360	100.00%	$0.4080	100.00%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy. The Fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’. The amounts and sources of distributions reported in this Notice are only estimates, are likely to change over time, and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The amounts and sources of distributions year-to-date may be subject to additional adjustments.

*THE FUND WILL SEND YOU A FORM 1099-DIV FOR THE CALENDAR YEAR THAT WILL TELL YOU HOW TO REPORT THESE DISTRIBUTIONS FOR FEDERAL INCOME TAX PURPOSES.

The Fund’s Year-to-date Cumulative Total Return for fiscal year 2026 (January 1, 2026 through February 28, 2026) is set forth below. Shareholders should take note of the relationship between the Year-to-date Cumulative Total Return with the Fund’s Cumulative Distribution Rate for 2026. In addition, the Fund’s Average Annual Total Return for the five-year period ending February 28, 2026 is set forth below. Shareholders should note the relationship between the Average Annual Total Return with the Fund’s Current Annualized Distribution Rate for 2026. The performance and distribution rate information disclosed in the table is based on the Fund’s net asset value per share (NAV). The Fund’s NAV is calculated as the total market value of all the securities and other assets held by the Fund minus the total liabilities, divided by the total number of shares outstanding. While NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s individual investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

1166 Avenue of the Americas, New York, NY 10036-2708 Tel: 212.832.3232 Fax: 212-832-3622

Fund Performance and Distribution Rate Information:

Year-to-date January 1, 2026 to February 28, 2026

Year-to-date Cumulative Total Return[1]	7.58%

Cumulative Distribution Rate[2]	1.86%

Five-year period ending February 28, 2026

Average Annual Total Return[3]	7.01%

Current Annualized Distribution Rate[4]	7.45%

1.	Year-to-date Cumulative Total Return is the percentage change in the Fund’s NAV over the year-to-date time period including distributions paid and assuming reinvestment of those distributions.

2.

Cumulative Distribution Rate for the Fund’s current fiscal period (January 1, 2026 through March 31, 2026) measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of February 28, 2026.

3.

Average Annual Total Return represents the compound average of the Annual NAV Total Returns of the Fund for the five-year period ending February 28, 2026. Annual NAV Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of those distributions.

4.	The Current Annualized Distribution Rate is the current fiscal period’s distribution rate annualized as a percentage of the Fund’s NAV as of February 28, 2026.

Investors should consider the investment objectives, risks, charges and expense of the Fund carefully before investing. You can obtain the Fund’s most recent periodic reports, when available, and other regulatory filings by contacting your financial advisor or visiting cohenandsteers.com. These reports and other filings can be found on the Securities and Exchange Commission’s EDGAR Database. You should read these reports and other filings carefully before investing.

Shareholders should not use the information provided here in preparing their tax returns. Shareholders will receive a Form 1099-DIV for the calendar year indicating how to report Fund distributions for federal income tax purposes.

Notification of Sources of Distribution

Pursuant to Section 19(a) of the Investment Company Act of 1940

Cohen & Steers REIT and Preferred and Income Fund, Inc. (RNP)

Cohen & Steers REIT and Preferred and Income Fund, Inc. (NYSE: RNP) (the “Fund”), acting in accordance with an exemptive order received from the Securities and Exchange Commission and with approval of its Board of Directors, adopted a managed distribution policy under which the Fund intends to include long-term capital gains, where applicable, as part of the regular monthly cash distributions to its shareholders. This policy will give the Fund greater flexibility to realize long-term capital gains and to distribute those gains on a regular monthly basis.

The Board of Directors of the Fund declared a monthly distribution per share for the month of April 2026. Please review the following information and important disclosures set forth below.

Amount of Distribution	Ex-Dividend/Record Date	Payable Date

$0.1360	April 14, 2026	April 30, 2026

The following table sets forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year-to-date from the sources indicated in the table. All amounts are expressed per common share.

DISTRIBUTION ESTIMATES	April 2026		YEAR-TO-DATE (YTD) April 30, 2026*
Source	Per Share Amount	% of Current Distribution	Per Share Amount	% of 2026 Distributions

Net Investment Income	$0.0468	34.41%	$0.2642	48.57%

Net Realized Short-Term Capital Gains	$0.0187	13.75%	$0.0554	10.18%

Net Realized Long-Term Capital Gains	$0.0705	51.84%	$0.1615	29.69%

Return of Capital (or other Capital Source)	$0.0000	0.00%	$0.0629	11.56%

Total Current Distribution	$0.1360	100.00%	$0.5440	100.00%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy. The Fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’. The amounts and sources of distributions reported in this Notice are only estimates, are likely to change over time, and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The amounts and sources of distributions year-to-date may be subject to additional adjustments.

*THE FUND WILL SEND YOU A FORM 1099-DIV FOR THE CALENDAR YEAR THAT WILL TELL YOU HOW TO REPORT THESE DISTRIBUTIONS FOR FEDERAL INCOME TAX PURPOSES.

The Fund’s Year-to-date Cumulative Total Return for fiscal year 2026 (January 1, 2026 through March 31, 2026) is set forth below. Shareholders should take note of the relationship between the Year-to-date Cumulative Total Return with the Fund’s Cumulative Distribution Rate for 2026. In addition, the Fund’s Average Annual Total Return for the five-year period ending March 31, 2026 is set forth below. Shareholders should note the relationship between the Average Annual Total Return with the Fund’s Current Annualized Distribution Rate for 2026. The performance and distribution rate information disclosed in the table is based on the Fund’s net asset value per share (NAV). The Fund’s NAV is calculated as the total market value of all the securities and other assets held by the Fund minus the total liabilities, divided by the total number of shares outstanding. While NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s individual investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

1166 Avenue of the Americas, New York, NY 10036-2708 Tel: 212.832.3232 Fax: 212-832-3622

Fund Performance and Distribution Rate Information:

Year-to-date January 1, 2026 to March 31, 2026

Year-to-date Cumulative Total Return[1]	1.34%

Cumulative Distribution Rate[2]	2.65%

Five-year period ending March 31, 2026

Average Annual Total Return[3]	4.82%

Current Annualized Distribution Rate[4]	7.96%

1.	Year-to-date Cumulative Total Return is the percentage change in the Fund’s NAV over the year-to-date time period including distributions paid and assuming reinvestment of those distributions.

2.

Cumulative Distribution Rate for the Fund’s current fiscal period (January 1, 2026 through April 30, 2026) measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of March 31, 2026.

3.

Average Annual Total Return represents the compound average of the Annual NAV Total Returns of the Fund for the five-year period ending March 31, 2026. Annual NAV Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of those distributions.

4.	The Current Annualized Distribution Rate is the current fiscal period’s distribution rate annualized as a percentage of the Fund’s NAV as of March 31, 2026.

This Fund has a managed distribution policy that seeks to deliver the Fund’s long term total return potential through regular monthly distributions declared at a fixed rate per share. Distributions may be paid in part or in full from net investment income, realized capital gains and by returning capital, or a combination thereof. Shareholders should note, however, that if the Fund’s aggregate net investment income and net realized capital gains are less than the amount of the distribution level, the difference will be distributed from the Fund’s assets and will constitute a return of the shareholder’s capital. A return of capital is not taxable; rather it reduces a shareholder’s tax basis in his or her shares of the Fund. The Board of Directors of the Fund may amend, terminate or suspend the managed distribution policy at any time, which could have an adverse effect on the market price of the Fund’s shares.

Investors should consider the investment objectives, risks, charges and expense of the Fund carefully before investing. You can obtain the Fund’s most recent periodic reports, when available, and other regulatory filings by contacting your financial advisor or visiting cohenandsteers.com. These reports and other filings can be found on the Securities and Exchange Commission’s EDGAR Database. You should read these reports and other filings carefully before investing.

Shareholders should not use the information provided here in preparing their tax returns. Shareholders will receive a Form 1099-DIV for the calendar year indicating how to report Fund distributions for federal income tax purposes.

Notification of Sources of Distribution

Pursuant to Section 19(a) of the Investment Company Act of 1940

Cohen & Steers REIT and Preferred and Income Fund, Inc. (RNP)

Cohen & Steers REIT and Preferred and Income Fund, Inc. (NYSE: RNP) (the “Fund”), acting in accordance with an exemptive order received from the Securities and Exchange Commission and with approval of its Board of Directors, adopted a managed distribution policy under which the Fund intends to include long-term capital gains, where applicable, as part of the regular monthly cash distributions to its shareholders. This policy will give the Fund greater flexibility to realize long-term capital gains and to distribute those gains on a regular monthly basis.

The Board of Directors of the Fund declared a monthly distribution per share for the month of May 2026. Please review the following information and important disclosures set forth below.

Amount of Distribution	Ex-Dividend/Record Date	Payable Date

$0.1360	May 12, 2026	May 29, 2026

The following table sets forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year-to-date from the sources indicated in the table. All amounts are expressed per common share.

DISTRIBUTION ESTIMATES	May 2026		YEAR-TO-DATE (YTD) May 31, 2026*
Source	Per Share Amount	% of Current Distribution	Per Share Amount	% of 2026 Distributions

Net Investment Income	$0.0528	38.82%	$0.3170	46.62%

Net Realized Short-Term Capital Gains	$0.0000	0.00%	$0.0386	5.68%

Net Realized Long-Term Capital Gains	$0.0732	53.82%	$0.2346	34.50%

Return of Capital (or other Capital Source)	$0.0100	7.36%	$0.0898	13.20%

Total Current Distribution	$0.1360	100.00%	$0.6800	100.00%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy. The Fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’. The amounts and sources of distributions reported in this Notice are only estimates, are likely to change over time, and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The amounts and sources of distributions year-to-date may be subject to additional adjustments.

*THE FUND WILL SEND YOU A FORM 1099-DIV FOR THE CALENDAR YEAR THAT WILL TELL YOU HOW TO REPORT THESE DISTRIBUTIONS FOR FEDERAL INCOME TAX PURPOSES.

The Fund’s Year-to-date Cumulative Total Return for fiscal year 2026 (January 1, 2026 through April 30, 2026) is set forth below. Shareholders should take note of the relationship between the Year-to-date Cumulative Total Return with the Fund’s Cumulative Distribution Rate for 2026. In addition, the Fund’s Average Annual Total Return for the five-year period ending April 30, 2026 is set forth below. Shareholders should note the relationship between the Average Annual Total Return with the Fund’s Current Annualized Distribution Rate for 2026. The performance and distribution rate information disclosed in the table is based on the Fund’s net asset value per share (NAV). The Fund’s NAV is calculated as the total market value of all the securities and other assets held by the Fund minus the total liabilities, divided by the total number of shares outstanding. While NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s individual investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

1166 Avenue of the Americas, New York, NY 10036-2708 Tel: 212.832.3232 Fax: 212-832-3622

Fund Performance and Distribution Rate Information:

Year-to-date January 1, 2026 to April 30, 2026

Year-to-date Cumulative Total Return[1]	9.61%

Cumulative Distribution Rate[2]	3.09%

Five-year period ending April 30, 2026

Average Annual Total Return[3]	5.02%

Current Annualized Distribution Rate[4]	7.41%

1.	Year-to-date Cumulative Total Return is the percentage change in the Fund’s NAV over the year-to-date time period including distributions paid and assuming reinvestment of those distributions.

2.

Cumulative Distribution Rate for the Fund’s current fiscal period (January 1, 2026 through May 31, 2026) measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of April 30, 2026.

3.

Average Annual Total Return represents the compound average of the Annual NAV Total Returns of the Fund for the five-year period ending April 30, 2026. Annual NAV Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of those distributions.

4.	The Current Annualized Distribution Rate is the current fiscal period’s distribution rate annualized as a percentage of the Fund’s NAV as of April 30, 2026.

This Fund has a managed distribution policy that seeks to deliver the Fund’s long term total return potential through regular monthly distributions declared at a fixed rate per share. Distributions may be paid in part or in full from net investment income, realized capital gains and by returning capital, or a combination thereof. Shareholders should note, however, that if the Fund’s aggregate net investment income and net realized capital gains are less than the amount of the distribution level, the difference will be distributed from the Fund’s assets and will constitute a return of the shareholder’s capital. A return of capital is not taxable; rather it reduces a shareholder’s tax basis in his or her shares of the Fund. The Board of Directors of the Fund may amend, terminate or suspend the managed distribution policy at any time, which could have an adverse effect on the market price of the Fund’s shares.

Investors should consider the investment objectives, risks, charges and expense of the Fund carefully before investing. You can obtain the Fund’s most recent periodic reports, when available, and other regulatory filings by contacting your financial advisor or visiting cohenandsteers.com. These reports and other filings can be found on the Securities and Exchange Commission’s EDGAR Database. You should read these reports and other filings carefully before investing.

Shareholders should not use the information provided here in preparing their tax returns. Shareholders will receive a Form 1099-DIV for the calendar year indicating how to report Fund distributions for federal income tax purposes.

Notification of Sources of Distribution

Pursuant to Section 19(a) of the Investment Company Act of 1940

Cohen & Steers REIT and Preferred and Income Fund, Inc. (RNP)

Cohen & Steers REIT and Preferred and Income Fund, Inc. (NYSE: RNP) (the “Fund”), acting in accordance with an exemptive order received from the Securities and Exchange Commission and with approval of its Board of Directors, adopted a managed distribution policy under which the Fund intends to include long-term capital gains, where applicable, as part of the regular monthly cash distributions to its shareholders. This policy will give the Fund greater flexibility to realize long-term capital gains and to distribute those gains on a regular monthly basis.

The Board of Directors of the Fund declared a monthly distribution per share for the month of June 2026. Please review the following information and important disclosures set forth below.

Amount of Distribution	Ex-Dividend/Record Date	Payable Date

$0.1360	June 9, 2026	June 30, 2026

The following table sets forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year-to-date from the sources indicated in the table. All amounts are expressed per common share.

DISTRIBUTION ESTIMATES	June 2026		YEAR-TO-DATE (YTD) June 30, 2026*
Source	Per Share Amount	% of Current Distribution	Per Share Amount	% of 2026 Distributions

Net Investment Income	$0.0614	45.15%	$0.4640	56.86%

Net Realized Short-Term Capital Gains	$0.0111	8.16%	$0.0497	6.09%

Net Realized Long-Term Capital Gains	$0.0635	46.69%	$0.2982	36.54%

Return of Capital (or other Capital Source)	$0.0000	0.00%	$0.0041	0.51%

Total Current Distribution	$0.1360	100.00%	$0.8160	100.00%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy. The Fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’. The amounts and sources of distributions reported in this Notice are only estimates, are likely to change over time, and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The amounts and sources of distributions year-to-date may be subject to additional adjustments.

*THE FUND WILL SEND YOU A FORM 1099-DIV FOR THE CALENDAR YEAR THAT WILL TELL YOU HOW TO REPORT THESE DISTRIBUTIONS FOR FEDERAL INCOME TAX PURPOSES.

The Fund’s Year-to-date Cumulative Total Return for fiscal year 2026 (January 1, 2026 through May 31, 2026) is set forth below. Shareholders should take note of the relationship between the Year-to-date Cumulative Total Return with the Fund’s Cumulative Distribution Rate for 2026. In addition, the Fund’s Average Annual Total Return for the five-year period ending May 31, 2026 is set forth below. Shareholders should note the relationship between the Average Annual Total Return with the Fund’s Current Annualized Distribution Rate for 2026. The performance and distribution rate information disclosed in the table is based on the Fund’s net asset value per share (NAV). The Fund’s NAV is calculated as the total market value of all the securities and other assets held by the Fund minus the total liabilities, divided by the total number of shares outstanding. While NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s individual investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

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Fund Performance and Distribution Rate Information:

Year-to-date January 1, 2026 to May 31, 2026

Year-to-date Cumulative Total Return[1]	9.72%

Cumulative Distribution Rate[2]	3.72%

Five-year period ending May 31, 2026

Average Annual Total Return[3]	4.96%

Current Annualized Distribution Rate[4]	7.45%

1.	Year-to-date Cumulative Total Return is the percentage change in the Fund’s NAV over the year-to-date time period including distributions paid and assuming reinvestment of those distributions.

2.

Cumulative Distribution Rate for the Fund’s current fiscal period (January 1, 2026 through June 30, 2026) measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of May 31, 2026.

3.

Average Annual Total Return represents the compound average of the Annual NAV Total Returns of the Fund for the five-year period ending May 31, 2026. Annual NAV Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of those distributions.

4.	The Current Annualized Distribution Rate is the current fiscal period’s distribution rate annualized as a percentage of the Fund’s NAV as of May 31, 2026.

This Fund has a managed distribution policy that seeks to deliver the Fund’s long term total return potential through regular monthly distributions declared at a fixed rate per share. Distributions may be paid in part or in full from net investment income, realized capital gains and by returning capital, or a combination thereof. Shareholders should note, however, that if the Fund’s aggregate net investment income and net realized capital gains are less than the amount of the distribution level, the difference will be distributed from the Fund’s assets and will constitute a return of the shareholder’s capital. A return of capital is not taxable; rather it reduces a shareholder’s tax basis in his or her shares of the Fund. The Board of Directors of the Fund may amend, terminate or suspend the managed distribution policy at any time, which could have an adverse effect on the market price of the Fund’s shares.

Investors should consider the investment objectives, risks, charges and expense of the Fund carefully before investing. You can obtain the Fund’s most recent periodic reports, when available, and other regulatory filings by contacting your financial advisor or visiting cohenandsteers.com. These reports and other filings can be found on the Securities and Exchange Commission’s EDGAR Database. You should read these reports and other filings carefully before investing.

Shareholders should not use the information provided here in preparing their tax returns. Shareholders will receive a Form 1099-DIV for the calendar year indicating how to report Fund distributions for federal income tax purposes.